UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: April 28, 2010

(Date of earliest event reported)

The Eastern Company

(Exact name of Registrant as specified in its charter)

Connecticut	0-599	06-0330020
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)	identification No.)

112 Bridge Street, Naugatuck, Connecticut	06770
(Address of principal executive offices)	(Zip Code)

(203) 729-2255

(Registrant’s telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4( c) under the Exchange Act (17 CFR 240.13e-4( c))

Section 5 – Corporate Government and Management

ITEM 5.07 - Submission of Matters to a Vote of Security Holders

On April 28, 2010, The Eastern Company held its annual meeting of shareholders. The results of the vote at the meeting were as follows:

		FOR	AGAINST
1)	Election of Charles W. Henry as a director for a three-year term expiring in the year 2013:	3,253,217	31,412

		FOR	AGAINST	ABSTENTION
2)	To adopt The Eastern Company 2010 Executive Stock Incentive Plan	2,965,161	414,725	164,425

		FOR	AGAINST	ABSTENTION
3)	Ratification of appointment of Fiondella, Milone & LaSaracina LLP as independent registered public accounting firm:	5,715,451	13,305	19,144

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

The Eastern Company

Date: April 29, 2010	By: /s/John L. Sullivan III
John L. Sullivan III Vice President and Chief Financial Officer